SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 25, 2001

Stockwalk Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22247	41-1756256
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 800, Minneapolis, Minnesota	55416

(Address of Principal Executive Offices)	(Zip Code)

763.542.6000
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS.
SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 5. OTHER EVENTS.

The registrant has announced that on September 25, 2001 one of its subsidiaries, MJK Clearing, Inc., was in violation of the Security and Exchange Commissions (SEC) net capital rules. The announcement respecting this violation is attached hereto as Exhibit 99.1.

FORWARD LOOKING STATEMENTS

Information contained herein and in the Exhibit attached hereto may contain forward looking statements that involve risks and uncertainties with respect to the fair value of assets acquired, the amount of liabilities assumed and otherwise. These forward looking statements include the words “believes,” “expects,” “anticipates” and similar expressions. These forward looking statements involve certain risks and uncertainties, including those related to general economic and business conditions, changes in market conditions and competitive pressures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STOCKWALK.COM GROUP, INC

Dated: September 26, 2001

By: /s/ Philip T. Colton Name: Philip T. Colton Title: Senior Vice President and General Counsel

INDEX TO EXHIBIT

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release